SCHEDULE 14A
                                 (Rule 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement     [ ] Confidential. For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           THE ASIA PACIFIC FUND, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)     Title of each class of securities to which transaction applies:
              ------------------------------------------------------------------

       2)     Aggregate number of securities to which transaction applies:
              ------------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              ------------------------------------------------------------------

       4)     Proposed maximum aggregate value of transaction:
              ------------------------------------------------------------------

       5)     Total fee paid:
                              -------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1)     Amount previously paid:
              ------------------------------------------------------------------

       2)     Form, Schedule or Registration Statement no.:
              ------------------------------------------------------------------

       3)     Filing Party:
              ------------------------------------------------------------------

       4)     Date Filed:
              ------------------------------------------------------------------

                           THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   ----------



To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The Asia Pacific Fund, Inc. (the Fund) will be held on August 13, 2002 (the Meeting), at 10:00 a.m., at the offices of Sullivan & Cromwell, 125 Broad Street-33rd Floor, New York, New York 10004, for the following purposes:

                   1. To elect two Directors.

                   2. To consider a stockholder proposal recommending that the Board of Directors take steps to open-end the Fund.

                   3. To consider and act upon any other business as may properly come before the Meeting or any postponement or adjournment thereof.

     The Board of Directors has fixed the close of business on July 9, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.



                                                          Deborah A. Docs
                                                          Secretary

     Dated: July 10, 2002


--------------------------------------------------------------------------------
     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                           THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------


     This Proxy Statement is furnished by the Board of Directors of The Asia Pacific Fund, Inc. (the Fund) in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held on August 13, 2002 (the Meeting) at 10:00 a.m., at the offices of Sullivan & Cromwell, 125 Broad Street-33rd Floor, New York, New York 10004. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

     It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed on or about July 15, 2002 to stockholders of record. The Fund will furnish its most recent annual report without charge to a stockholder upon request to Deborah A. Docs at the Fund's address stated above or by calling (toll-free) Citigate Dewe Rogerson, the Fund's shareholder servicing agent, at 1-(888) 4-ASIA-PAC.

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If you return your signed proxy without instruction, your shares will be voted (i) for the election of two Directors, (ii) against Proposal 2 and (iii) at the discretion of the persons named as Proxies, on any other matter that may properly come before the Meeting or any postponement or adjournment thereof. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.

     If sufficient votes to approve the Board of Directors' recommendations with respect to one or more of the proposed items are not received, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by Proxy and voting on the item. When voting on a proposed adjournment, the persons named as Proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote against the Board of Directors' recommendation with respect to the item, in which case such shares will be voted against the proposed adjournment.

     Approval of each of Proposal 1 (election of two directors) and Proposal 2 (stockholder proposal recommending the open-ending of the Fund) requires the affirmative vote of a majority of the votes cast on the matter.

     The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will have no effect on the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power).

     The close of business on July 9, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 10,344,072 shares of common stock outstanding and entitled to vote. The presence in person or by proxy of the holders of one-third of the shares of common stock issued and outstanding will constitute a quorum.

     The Investment Manager of the Fund is Baring Asset Management (Asia) Limited, 1901 Edinburgh Tower, 15 Queens Road Central, Hong Kong, and the Administrator of the Fund is Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of PI. In addition, the Fund's Board of Directors has authorized management to retain a proxy solicitation firm to assist in the solicitation of proxies for the Meeting. Management has selected Georgeson Shareholder Communications Inc. as the proxy solicitation firm (the Proxy Solicitation Firm). The cost of solicitation by the Proxy Solicitation Firm is $35,000 in fees, plus out-of-pocket expenses, and will be borne by the Fund.


                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The Fund's Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

     At the Meeting, two Class I Directors will be elected to serve for the ensuing three years, ending in 2005, and until their successors have been duly elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Chaipravat and Downey (the nominees). Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected. Each of the Class I nominees is currently a Class I Director of the Fund. The Board of Directors has no reason to believe that either of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend. All of the Fund's Directors were previously elected by stockholders. John A. Morrell, who currently serves as a Class I Director, is not standing for re-election because of the retirement policy set by the Board of Directors. Accordingly, the number of Class I Directors has been reduced from three to two.


                             MANAGEMENT OF THE FUND

     Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." The "Fund Complex" consists of the Fund and any other investment companies managed by the Investment Manager.

                              CLASS I DIRECTORS***
                (NOMINEES FOR RE-ELECTION FOR TERM EXPIRING 2005)

                                                                                   NUMBER OF
                                         TERM OF                                 PORTFOLIOS IN        OTHER
                                         OFFICE***                               FUND COMPLEX     DIRECTORSHIPS
                          POSITION(S)  AND LENGTH OF   PRINCIPAL OCCUPATION(S)    OVERSEEN BY      HELD BY THE
NAME, ADDRESS** AND AGE    WITH FUND    TIME SERVED     DURING PAST 5 YEARS        DIRECTOR        DIRECTOR****
-----------------------   ----------   ------------   ----------------------     -------------    -------------
INDEPENDENT DIRECTORS

Olarn Chaipravat (57)     Director      Since 1986    Formerly, President and          1                --
                                                      Chief Executive Officer
                                                      (October 1992-January
                                                      1999), Director and
                                                      Senior Executive Vice
                                                      President (July
                                                      1990-September 1992) and
                                                      Senior Executive Vice
                                                      President (September
                                                      1987-June 1990), The
                                                      Siam Commercial Bank,
                                                      Public Company Limited,
                                                      Thailand.

Michael J. Downey (58)    Director and  Since 1986    Managing Partner, Lexington      1         The Merger Fund.
                          Chairman      Since 1999    Capital LLC.


                                 OTHER DIRECTORS

                                                                                   NUMBER OF
                                         TERM OF                                 PORTFOLIOS IN        OTHER
                                         OFFICE***                               FUND COMPLEX     DIRECTORSHIPS
                          POSITION(S)  AND LENGTH OF   PRINCIPAL OCCUPATION(S)    OVERSEEN BY      HELD BY THE
NAME, ADDRESS** AND AGE    WITH FUND    TIME SERVED     DURING PAST 5 YEARS        DIRECTOR        DIRECTOR****
-----------------------   ----------   ------------   ----------------------     -------------    -------------
INDEPENDENT DIRECTORS

Robert H. Burns (73)      Director      Since 1986    Chairman, Robert H. Burns        1               --
                          (Class II***)               Holdings Limited (an
                                                      investment business),
                                                      Hong Kong. Formerly,
                                                      Chairman and Chief
                                                      Executive Officer,
                                                      Regent International
                                                      Hotels, Limited, Hong
                                                      Kong.

Douglas Tong Hsu (60)     Director      Since 1986    Chairman and Chief               1               --
                          (Class II***)               Executive Officer, Far
                                                      Eastern Textile Ltd.,
                                                      Taiwan.

                                                                                   NUMBER OF
                                         TERM OF                                 PORTFOLIOS IN        OTHER
                                         OFFICE***                               FUND COMPLEX     DIRECTORSHIPS
                          POSITION(S)  AND LENGTH OF   PRINCIPAL OCCUPATION(S)    OVERSEEN BY      HELD BY THE
NAME, ADDRESS** AND AGE    WITH FUND    TIME SERVED     DURING PAST 5 YEARS        DIRECTOR        DIRECTOR****
-----------------------   ----------   ------------   ----------------------     -------------    -------------
David G. P. Scholfield    Director      Since 1988    Since 1998, Managing             1               --
(58)                      (Class II***)               Director, The Bank of
                                                      Bermuda (Hong Kong Branch).
                                                      Formerly, Director, Baring
                                                      International Investment
                                                      Management Limited.

Nicholas T. Sibley (64)   Director      Since 2001    Fellow of the Institute          1               --
                          (Class III***)              of Chartered Accountants
                                                      in England and Wales.

INTERESTED DIRECTORS

*David J. Brennan (44)    Director      Since 1990    Chairman and Chief               1               --
                          (Class III***)              Executive Officer, Baring
                                                      Asset Management Holdings
                                                      Limited; Chairman,
                                                      Baring Asset Management
                                                      Holdings, Inc.;
                                                      Chairman, Baring Asset
                                                      Management, Inc.; Chief
                                                      Executive and Director,
                                                      Baring International
                                                      Investment Ltd.;
                                                      Director, Baring Global
                                                      Fund Managers Ltd.

*Robert F. Gunia (55)     Vice          Since 1988    Executive Vice President         1         Vice President
                          President,                  and Chief Administrative                   and Director of
                          Director and  Since 1989    Officer (since June 1999),                 113 Funds in
                          Treasurer     Since 1999    PI; Executive Vice                         the Prudential
                          (Class II***)               President and Treasurer                    Mutual Fund
                                                      (since January 1996), PI;                  Complex.
                                                      President (since April
                                                      1999), Prudential
                                                      Investmen##t Management
                                                      Services LLC (PIMS);
                                                      Corporate Vice President
                                                      (since September 1997),
                                                      The Prudential Insurance
                                                      Company of America
                                                      (Prudential). Formerly,
                                                      Senior Vice President
                                                      (March 1987-May 1999),
                                                      Prudential Securities
                                                      Incorporated (Prudential
                                                      Securities).

----------
 * Mr. Brennan is an "Interested" Director, as defined in the 1940 Act, because of his employment with the Investment Manager, and Mr. Gunia is an "Interested" Director because he is an officer of the Fund.
** The address of the Directors and Officers is: c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
***   The Fund's  Charter  and Bylaws  provide  that the Board of  Directors  is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire; current Class I, II and III directorships expire in 2002, 2003 and 2004, respectively. In addition, the Board of Directors has adopted a retirement policy that calls for the retirement of any Director on December 31 of the year in which he reaches the age of 75.
**** This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (the Exchange Act) (i.e., "public companies") or other investment companies registered under the 1940 Act.

     The Fund pays each of its Directors who is not an affiliated person (as defined in the 1940 Act) of the Investment Manager or PI an annual fee of US$10,000, plus US$1,000 for each Board meeting attended. In addition, members of the Audit Committee receive US$1,250 for each Audit Committee meeting attended, and members of the Nominating Committee receive US$750 for each meeting of the Nominating Committee attended. The Chairman of the Fund is paid an additional amount of US$2,500 annually. The Fund reimburses all Directors and officers attending board meetings for their out-of-pocket travel expenses. The Board of Directors does not have a compensation committee.

     The following table sets forth the aggregate compensation paid to the Directors by the Fund and the aggregate compensation paid to Directors for service on the Fund's board and that of all other registered investment companies managed by the Investment Manager (Fund Complex) during the Fund's fiscal year ended March 31, 2002.

                           DIRECTOR COMPENSATION TABLE

                                                                                                   TOTAL
                                                            PENSION OR                         COMPENSATION
                                                            RETIREMENT                           FROM FUND
                                             AGGREGATE   BENEFITS ACCRUED  ESTIMATED ANNUAL      AND FUND
                                           COMPENSATION   AS PART OF FUND    BENEFITS UPON     COMPLEX PAID
NAME                                         FROM FUND       EXPENSES         RETIREMENT       TO DIRECTORS
----                                        ----------      -----------      -------------      ----------
INDEPENDENT DIRECTORS
Robert Burns .............................    $12,000          None               N/A              $12,000
Olarn Chaipravat .........................    $14,000          None               N/A              $14,000
Michael J. Downey ........................    $21,625          None               N/A              $21,625
Douglas Tong Hsu .........................    $10,750          None               N/A              $10,750
David G. P. Scholfield ...................    $19,750          None               N/A              $19,750
Nicholas T. Sibley .......................    $10,750          None               N/A              $10,750

INTERESTED DIRECTORS
David J. Brennan .........................      $0             None               N/A                $0
Robert F. Gunia ..........................      $0             None               N/A                $0

                         DIRECTOR SHARE OWNERSHIP TABLES

     The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director, and, on an aggregate basis, in all registered investment companies overseen by each Director in the "Family of Investment Companies"** as of May 31, 2002.
                                                         AGGREGATE DOLLAR RANGE
                                                         OF EQUITY SECURITIES IN
                                      DOLLAR RANGE OF     ALL FUNDS OVERSEEN BY
                                     EQUITY SECURITIES    DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                        IN THE FUND       INVESTMENT COMPANIES
---------------                       --------------     ----------------------

INDEPENDENT DIRECTORS
Robert Burns .......................        none                  none
Olarn Chaipravat ...................        none                  none
Michael J. Downey ..................    over $100,000         over $100,000
Douglas Tong Hsu ...................        none                  none
David G. P. Scholfield .............    over $100,000         over $100,000
Nicholas T. Sibley .................        none                  none

INTERESTED DIRECTORS
David J. Brennan ...................        none                  none
Robert F. Gunia ....................  $10,001 - $50,000     $10,001 - $50,000

----------
** The term "Family of Investment Companies" means any two or more registered investment companies that share the same investment adviser as the Fund and hold themselves out to investors as related companies for purposes of investment and investor services.

     None of the Independent Directors nor any of their Immediate Family Members owns any securities, benefically or of record, in the Investment Manager or persons (other than registered investment companies) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Investment Manager as of May 31, 2002. The term "Immediate Family Member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended.

                       COMMITEES OF THE BOARD OF DIRECTORS

     The Board of Directors has an Audit Committee, which makes recommendations to the full Board of Directors with respect to the engagement of the independent public accountants and reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. In accordance with Independence Standards Board Standard No. 1, Ernst & Young LLP, the Fund's independent accountants for the fiscal year ended March 31, 2002, has confirmed to the Audit Committee that they are independent accountants with respect to the Fund. For the fiscal year ended March 31, 2002, Ernst & Young LLP audited the annual financial statements of the Fund, but did not provide any financial information systems design and implementation services, nor any other non-audit services, to the Fund or the Investment Manager, or any entity controlling, controlled by, or under common control with the Investment Manager. For the fiscal year ended March 31, 2002, the fee for professional services rendered for the audit of the annual financial statements was $40,000.

     The report of the Audit Committee, dated May 31, 2002, is attached to this proxy statement as Appendix A.

     The Audit  Committee  consists of the following  non-interested  Directors:
Messrs. Burns, Downey, Morrell, Sibley and Scholfield. Such members are also "independent" as such term is defined in the New York Stock Exchange Listing Standards. The Audit Committee met three times during the fiscal year ended March 31, 2002.

     The Board of Directors also has a Nominating Committee. The Nominating Committee consists of certain of the Fund's non-interested Directors, namely, Messrs. Burns, Downey and Scholfield. This Committee recommends to the Board persons to be nominated for election as Directors by the stockholders and selects and proposes nominees for election by the Board between Annual Meetings. This Committee does not normally consider candidates proposed by stockholders for election as directors. The Nominating Committee met twice during the fiscal year ended March 31, 2002.

     There were two regularly scheduled meetings and four special meetings of the Fund's Board of Directors for the fiscal year ended March 31, 2002. For the fiscal year ended March 31, 2002, all Directors other than Mr. Burns, Mr. Chaipravat and Mr. Hsu attended at least 75% of the aggregate of the total number of meetings of the Board of Directors, the Audit Committee and the Nominating Committee, as applicable.

     Certain of the Directors of the Fund, including one of the nominees, reside outside the United States, and substantially all the assets of such persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon such persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Maryland. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against such persons predicated solely upon the federal securities laws.

     The executive  officers of the Fund,  other than as shown above, are Ronald
G. M. Watt, President, having held such office since May 1998; Deborah A. Docs, Secretary, having held such office since September 1998, and Assistant Secretary from November 1989 to September 1998; Vasso-Athene Spanos, Assistant Secretary, having held such office since October 1997; Christine Gerrity-Yacuk, Assistant Treasurer, having held such office since September 2000; and Linda McMullin, Assistant Treasurer, having held such office since September 2000. Mr. Watt is 55 years old and is a Director of the Institutional Group of Baring Asset Management Limited and President of the Greater China Fund, Inc. (since 1998); prior thereto, he was Managing Director (1993-1997) of QESST Pty Ltd Management Consultants. Ms. Docs is 44 years old and is a Vice President and Corporate Counsel (since January 2001) of Prudential and Vice President and Assistant Secretary (since December 1996) of PI. Miss Spanos is 43 years old and is Assistant Director, Investment Companies (since April 2000) and, during the last eight years has been an account manager responsible for several investment companies, including the Fund, at Baring Asset Management Limited. Ms. Gerrity-Yacuk is 36 years old and is a Director within Prudential Mutual Fund Administration (since June 2000); prior thereto, she was a Manager within Prudential Mutual Fund Administration (from December 1996). Ms. McMullin is 40 years old and is a Director within Prudential Mutual Fund Administration (since December 1996). Except as indicated in the first director share ownership table, as of May 31, 2002, none of the officers of the Fund owned any shares of the Fund.

     The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Fund (as defined in the 1940 Act), has selected Ernst & Young LLP to continue as the independent accountants of the Fund for the fiscal year ending March 31, 2003. The firm of Ernst & Young LLP has extensive experience in investment company accounting and auditing. It is not expected that a representative of Ernst & Young LLP will be present at the Meeting to make a statement or respond to questions.

     Ernst & Young LLP was hired on May 31, 2001 to replace Deloitte & Touche LLP, the Fund's independent accountants for the fiscal year ended March 31, 2001, who resigned on May 18, 2001.

     Deloitte & Touche resigned because of possible perceived independence issues arising out of new rules issued by the Securities and Exchange Commission (the SEC). Deloitte & Touche's report on the financial statements for the fiscal year ended March 31, 2001 did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Moreover, in the fiscal year ended March 31, 2001 and the subsequent interim period between March 31, 2001 and May 18, 2001, the Fund had no disagreements with Deloitte & Touche on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure. There were also no "reportable events" (as such term is defined in Regulation S-K of the SEC).


FOR THE REASONS DISCUSSED BELOW, THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU VOTE AGAINST THE FOLLOWING STOCKHOLDER PROPOSAL:


                              STOCKHOLDER PROPOSAL
                                (PROPOSAL NO. 2)

     A beneficial owner (the proponent) of common stock of the Fund has informed the Fund that the proponent intends to present a proposal for action at the Meeting. The proponent's name and address will be furnished by the Secretary of the Fund upon request.

     The proponent's formal proposal (the proposal) is as follows:

     "RESOLVED: THE BOARD OF DIRECTORS SHOULD IMMEDIATELY TAKE THE STEPS NECESSARY TO OPEN-END THE ASIA PACIFIC FUND AND SO ALLOW INVESTORS TO EXIT AT NET ASSET VALUE."

     The proponent has furnished the following statement (the supporting statement) in support of this proposal:

     "The proponent has made suggestions to the Board of Directors for more than 5 years regarding the Fund's chronic discount to net asset value (NAV). The proponent also made shareholder proposals that would, if implemented, either liquidate the fund (approved in 2000 by 63.9% of the shares voted) or allow shareholders to approve the Investment Management contract annually (approved in 2001 by 56.8% of the shares voted). The Board did not implement either proposal. It is inexplicable to me that the certified voting results for both proposals have not been recognized by this Board as a mandate from the shareholders. I simply do not believe that this Board works for the shareholders. The US financial press has recently seen the tragic results of large corporations with Boards too close to management. I urge you to take action to stop this behavior. If you would like an opportunity to realize net asset value for your investment, please vote FOR this proposal."


                  OPPOSING STATEMENT OF THE BOARD OF DIRECTORS

     The discounts from net asset value ("NAV") at which shares of the Fund have been trading have been of concern to both the Board of Directors and certain stockholders. The Board of Directors has regularly considered var-ious measures, including open-ending of the Fund, to address these concerns. Contrary to suggestions made by the proponent of this proposal, the Board of Directors has been extraordinarily responsive to these concerns, in a manner that it believes is in the best interests of the Fund.

     To address concerns about discount levels, the Board has authorized, in addition to open-market share repurchases, tender offers for 15% of the Fund's outstanding shares in 2000, 10% in 2001 and 25% in 2002, at prices reflecting lesser discounts from NAV than those available in the market. These tender offers have provided stockholders wishing to do so the opportunity to sell their shares at above-market prices, while increasing the per share NAV of all remaining stockholders through the Fund's purchase of its shares at discounts from current NAV. The discount from NAV at which the Fund's shares have traded has decreased from a high of 33.8% on May 19, 2000, to 10.56% on May 10, 2002, the Friday preceding the Fund's announcement of its most recent tender offer, which expired on June 28, 2002. The discount from NAV was 9.38% on July 5, 2002.

     Open-ending of other closed-end funds generally has resulted in substantial redemptions within a short period after open-ending. Substantial redemptions of Fund shares, if it were open-ended, would significantly increase the Fund's per share expense ratio because the benefit of breakpoints in the Fund's investment management fee structure would be reduced and because those categories of Fund expenses that do not fluctuate in accordance with the Fund's asset size would be spread over a substantially smaller asset base.

     As an open-end fund subject to daily redemptions of its shares, it would be imperative that the Fund develop the capability to distribute new Fund shares to offset redemptions. The Fund does not currently have this capability, and the development of effective distribution would take time and cannot be assured. In any event, the Fund would be required to incur various additional costs associated with the on-going distribution of its shares. These would include the costs of preparing, printing and distributing current prospectuses and, probably, costs pursuant to a plan of distribution (which would require stockholder approval) pursuant to Rule 12b-1 under the 1940 Act. Failure to achieve effective distribution of Fund shares to offset redemptions would result in an on-going decrease in the Fund's net assets and could result in the Fund no longer being viable.

     As shown in the following table, the Fund in its current closed-end form has significantly outperformed its benchmark index, the MSCI Far East Free Ex-Japan, for the one, three, five and ten-year periods ended March 31, 2002, the end of the Fund's most recent fiscal year.

                      ANNUALIZED TOTAL RETURN BASED ON NAV*

       PERIOD (Ended March 31, 2002)          FUND               INDEX
       -----------------------------          ----               -----
       One Year                              +16.1%             +13.7%
       Three Years                           +11.1%              +2.1%
       Five Years                             -2.0%              -9.1%
       Ten Years                              +5.4%              +3.0%

----------
* The actual return to each investor will depend on the market price of his or her Fund shares at the time of purchase and sale.


The added costs of operating the Fund in open-end form would adversely affect the Fund's return, while redemptions not offset by sales of shares could jeopardize the Fund's long-term viability. The Board of Directors has regularly considered the discount issue and has been extraordinarily responsive to the concerns of certain stockhold-ers for liquidity at favorable prices. The discounts themselves have declined substantially in recent periods. For these and other reasons, the Board of Directors strongly believes that open-ending is unnecessary and inappropriate and not in the best interests of the Fund.

     ACCORDINGLY,   THE  BOARD  OF  DIRECTORS   STRONGLY   RECOMMENDS  THAT  THE
STOCKHOLDERS VOTE AGAINST THIS PROPOSAL.


                         FUND BENEFICIAL OWNERSHIP TABLE

     The following table sets forth the ownership of any person (including any "group" as that term is used in Section 13 (d)(3) of the Exchange Act) who is known to the Fund to be the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, of more than five percent of the outstanding shares of the Fund.

                                                   AMOUNT AND
                         NAME AND                   NATURE OF
  TITLE OF              ADDRESS OF                 BENEFICIAL         PERCENT
    CLASS            BENEFICIAL OWNER               OWNERSHIP        OF CLASS
  --------           -----------------             -----------       --------
Common Stock     City of London Investment         1,224,291*           8.9%*
                 Management Co. Ltd. (CLIM)
                 10 Eastcheap
                 London, England EC3M 1LX

Common Stock     Wachovia Corporation (Wachovia)     926,238**         6.04%**
                 201 South College Street
                 Charlotte, NC 28288-0137

----------
* As of February 14, 2002, based on Schedule 13D filed with the SEC on February 21, 2002. According to this filing, CLIM had sole voting and sole dispositive power over all 1,224,291 shares.

** Based on Schedule 13G filed with the SEC on February 13, 2002. According to this filing, Wachovia had sole voting power over 922,238 of the shares, sole dispositive power over 913,738 of the shares and shared dispositive power over 6,500 of the shares.


                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their discretion in the interests of the Fund.

                              STOCKHOLDER PROPOSALS

     The deadline for submitting stockholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's Annual Meeting of Stockholders in 2003 is March 12, 2003. Any stockholder proposal that is intended to be presented at such Annual Meeting but not submitted for inclusion in the Fund's proxy statement and form of proxy in accordance with the foregoing sentence must be received by the Fund's Secretary at the address indicated on the first page of this Proxy Statement no earlier than March 17, 2003 and no later than April 16, 2003. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next Annual Meeting in accordance with the Fund's Advance Notice Bylaw. The mere submission of a proposal or notice of proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such Annual Meeting because certain federal rules and the Fund's Advance Notice Bylaw, respectively, must be complied with before consideration of the proposal is required.

Dated: July 10, 2002                                        Deborah A. Docs
                                                               Secretary

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A


                           THE ASIA PACIFIC FUND, INC.
                                  (THE "FUND")

                             AUDIT COMMITTEE REPORT

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's accounting and financial reporting process and the selection of the Fund's independent accountants. The Committee operates pursuant to a charter that was last amended and restated by the Board on May 31, 2001. As set forth in the charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In performing its oversight function, the Committee has considered and discussed with management and the independent accountants the Fund's audited financial statements for its fiscal year ended March 31, 2002. The Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented. The Committee has also received the written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, delineating relationships between the independent accountants and the Fund, and discussed the impact that any such relationships may have on the objectivity and independence of the independent accountants.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including the issue of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent accountants are in fact "independent."

     The Audit Committee met on May 15, 2002 to consider and discuss the financial statements as of and for the fiscal year ended March 31, 2002 with management and the independent accountants.

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for its fiscal year ended March 31, 2002.

                        SUBMITTED BY THE AUDIT COMMITTEE
                        OF THE FUND'S BOARD OF DIRECTORS


Robert H. Burns
Michael J. Downey
John A. Morrell
David G. P. Scholfield
Nicholas T. Sibley

Dated: May 31, 2002

                           THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077


          Proxy for the Annual Meeting of Stockholders, August 13, 2002

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned stockholder of The Asia Pacific Fund, Inc. hereby appoints Deborah A. Docs, Robert F. Gunia and Ronald G. M. Watt as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all the shares of Common Stock of The Asia Pacific Fund, Inc. held of record by the undersigned on July 9, 2002 at the Annual Meeting of Stockholders to be held on August 13, 2002, or any postponement or adjournment thereof.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND AGAINST PROPOSAL 2, AND IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

/X/ PLEASE MARK                                                        |
    VOTES AS IN                                                        |
    THIS EXAMPLE.                                                       -----

---------------------------------
   THE ASIA PACIFIC FUND, INC.        THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE
---------------------------------     FOR THE ELECTION OF DIRECTORS.

                                                                       FOR ALL
                                                     FOR ALL   WITH-   NOMINEES
  1. ELECTION OF DIRECTORS.                         NOMINEES   HOLD     EXCEPT
     CLASS I (TERM EXPIRING IN 2005)                  /  /     /  /      /  /

     (01) OLARN CHAIPRAVAT
     (02) MICHAEL J. DOWNEY

  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST ABOVE.

  THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSAL 2.

                                                       FOR    AGAINST   ABSTAIN
  2. STOCKHOLDER PROPOSAL TO RECOMMEND THAT           /  /     /  /       /  /
     THE  BOARD OF DIRECTORS TAKE STEPS  TO
     OPEN-END THE FUND.

  MARK BOX AT RIGHT IF AN ADDRESS CHANGE HAS BEEN NOTED ON THE REVERSE    /  /
  SIDE OF THIS CARD.

  PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

STOCKHOLDER                                CO-OWNER
SIGN HERE:________________ DATE:__________ SIGN HERE:______________DATE:________